March 7, 2019

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-59861

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-65409

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended December 31, 2018 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account A invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact John Domaschko at 513.412.1401.

Sincerely,

/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-65409

1940 Act Number
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
• Invesco V.I. American Value Fund—Series I Shares
• Invesco V.I. Core Equity Fund—Series I Shares
• Invesco V.I. Government Securities Fund—Series I Shares
• Invesco V.I. Mid Cap Growth Fund—Series I Shares
American Century® Variable Portfolios, Inc.	811-05188
• VP Capital Appreciation Fund—Class I Shares
• VP Large Company Value Fund—Class I Shares
• VP Mid Cap Value Fund—Class I Shares
• VP Ultra® Fund—Class I Shares
BlackRock Variable Series Funds, Inc.	811-03290
• BlackRock Basic Value V.I. Fund—Class I Shares
• BlackRock Global Allocation V.I. Fund—Class I Shares
• BlackRock Government Money Market V.I. Fund—Class I Shares
• BlackRock High Yield V.I. Fund—Class I Shares
Deutsche DWS Investments VIT Funds	811-07507
• DWS Small Cap Index VIP—Class A
Dreyfus Investment Portfolios	811-08673
• Dreyfus Technology Growth Portfolio—Initial Shares
Dreyfus Stock Index Fund, Inc.—Initial Shares	811-05719
Dreyfus Variable Investment Fund	811-05125
• Appreciation Portfolio—Initial Shares
• Government Money Market Portfolio
• Growth and Income Portfolio—Initial Shares
• Opportunistic Small Cap Portfolio—Initial Shares
Janus Aspen Series	811-07736
• Janus Henderson VIT Balanced Portfolio—Institutional Shares
• Janus Henderson VIT Enterprise Portfolio—Institutional Shares
• Janus Henderson VIT Forty Portfolio—Institutional Shares
• Janus Henderson VIT Overseas Growth Portfolio—Service Shares
Morgan Stanley Variable Insurance Fund, Inc.	811-07607
• Core Plus Fixed Income Portfolio—Class I Shares
• U.S. Real Estate Portfolio—Class I Shares
Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares
• Oppenheimer Main Street Fund®/VA—Non-Service Shares
PIMCO Variable Insurance Trust	811-08399
• PIMCO High Yield Portfolio—Administrative Class
• PIMCO Real Return Portfolio—Administrative Class
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.—Initial Shares	811-07044
Janus Aspen Series	811-07736
• Janus Aspen Global Research Portfolio—Institutional Shares (closed)